Exhibit 10.1

FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT dated as of June 1, 2012 (this “Amendment”), is by and among USEC INC., a Delaware corporation (“Holdings”), UNITED STATES ENRICHMENT CORPORATION, a Delaware corporation (together with Holdings, the “Borrowers”), those Lenders under the Credit Agreement referred to below which are signatories to this Amendment, and JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent (the “Administrative Agent”), and amends that certain Fourth Amended and Restated Credit Agreement dated as of March 13, 2012 (the “Existing Credit Agreement” and, as amended by this Amendment, the “Credit Agreement”), among the Borrowers, the Lenders party thereto, the Administrative Agent and the other financial institutions named therein as “agents”, “bookrunners” and “arrangers”.

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Existing Credit Agreement as more fully described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Amendment are willing to amend the Existing Credit Agreement as provided herein, all subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties hereto hereby agree as follows:

1. Capitalized Terms.  Capitalized terms used herein which are defined in the Existing Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby.

2. Amendment to Section 6.11 of Existing Credit Agreement.  Subject to the satisfaction of the terms and conditions set forth in Section 4 hereof and in reliance on the representations set forth in Section 3 hereof, Section 6.11 of the Existing Credit Agreement is hereby amended by deleting clauses (c) and (d) of Section  6.11 in their entirety and replacing such clauses with the following new clauses (c) and (d):

“(c)           (i) the Borrowers shall be permitted to make ACP Expenditures during the period commencing on June 1, 2012 and continuing to and including the earlier of June 15, 2012 and the ACP Grant Start Date in an aggregate amount not to exceed $6,000,000, provided that on each of June 8, 2012 and June 15, 2012 (1) the Borrowers shall deliver to the Administrative Agent and the Lenders a report setting forth (x) the estimated amount of ACP Expenditures made during the period from June 1, 2012 through the Business Day immediately prior to the date of such report and (y) the status of the Borrowers’ negotiations with the DOE regarding the definitive documentation relating to the ACP Grant, and (2) promptly following the delivery of each such report at the request of the Administrative Agent or any Lender, the Borrowers shall make a Financial Officer and other appropriate officers of the Borrowers available to participate in a teleconference with the Administrative Agent and the Lenders to discuss the Borrowers’ ACP Expenditures and the status of the Borrowers’ negotiations with the DOE regarding the definitive documentation relating to the ACP Grant, and (ii) if the Borrowers shall not have entered into definitive binding documentation with the DOE with respect to the ACP Grant on or before June 15, 2012, then (A) the Borrowers shall not be permitted to make any further ACP Expenditures during the month of June 2012 and (B) the Borrowers shall not be permitted to make ACP Expenditures during any month commencing on or after July 1, 2012 in excess of $1,000,000 per month;”

“(d)           if the Borrowers shall have entered into definitive binding documentation with the DOE with respect to an ACP Grant, then, from and after the ACP Grant Start Date, the Borrowers shall be permitted to make ACP Expenditures to the extent that, as of any date, the aggregate amount of ACP Expenditures made by the Borrowers from June 1, 2012 through such date does not exceed 110% of the aggregate amount of ACP Expenditures anticipated to be made by the Borrowers through the end of the month in which such date occurs pursuant to the budget included in the definitive documentation between the Borrowers and the DOE relating to the ACP Grant; provided that (x) if, at any time, the difference between (1) 80% of the aggregate amount of ACP Expenditures made by the Borrowers after June 1, 2012 (plus, if the Borrowers shall not have received cash proceeds (including the release of cash pledged to secure (x) surety bonds, (y) letters of credit or (z) other like instruments) equal to or greater than $43,000,000 pursuant to the DOE SWU Purchase Agreement, the aggregate amount of DOE SWU Purchase Expenditures less the amount of any such cash proceeds (including the release of cash pledged to secure (x) surety bonds, (y) letters of credit or (z) other like instruments) actually received) and (2) the aggregate amount of ACP Grant Proceeds actually received by the Borrowers after the ACP Grant Start Date, exceeds $50,000,000, or (y) if the Borrowers fail to receive any ACP Grant Proceeds on or before the date that is three months after the ACP Grant Start Date, the Borrowers shall not make any further ACP Expenditures unless and until such time as the Borrowers have received ACP Grant Proceeds in an amount sufficient to cause the difference between (A) 80% of the aggregate amount of ACP Expenditures made by the Borrowers after June 1, 2012 (plus, if the Borrowers shall not have received cash proceeds (including the release of cash pledged to secure (x) surety bonds, (y) letters of credit or (z) other like instruments) equal to or greater than $43,000,000 pursuant to the DOE SWU Purchase Agreement, the aggregate amount of DOE SWU Purchase Expenditures less the amount of any such cash proceeds (including the release of cash pledged to secure (x) surety bonds, (y) letters of credit or (z) other like instruments) actually received) and (B) the aggregate amount of ACP Grant Proceeds actually received by the Borrowers after the ACP Grant Start Date, to be less than $50,000,000; provided, further that in no event shall (I) the aggregate amount of ACP Expenditures made by the Borrowers from and after June 1, 2012 exceed $375,000,000 and (II) the aggregate amount of ACP Expenditures made by the Borrowers from and after June 1, 2012 for which the Borrowers are not entitled to receive reimbursement in the form of ACP Grant Proceeds exceed $75,000,000;”

3. No Default; Representations and Warranties, etc.  Each of the Borrowers represents and warrants to the Lenders and the Administrative Agent that as of the date hereof (a) the representations and warranties of the Credit Parties contained in Article III of the Existing Credit Agreement are true and correct in all material respects as of the date hereof as if made on such date (except to extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such date); (b) the Borrowers are in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement and the other Financing Documents to be observed or performed by them thereunder; (c) no Default or Event of Default has occurred and is continuing; and (d) the execution, delivery and performance by the Borrowers of this Amendment (i) have been duly authorized by all necessary corporate and, if required, shareholder action on the part of the Borrowers, (ii) will not violate any applicable law or regulation applicable to the Borrowers or the organizational documents of any Borrower, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on any Borrower or any of its assets and (iv) do not require any consent, waiver or approval of or by any Person (other than the Administrative Agent and the Lenders) which has not been obtained.

4. Conditions Precedent.  The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

(a) Counterparts of Amendment:  The Administrative Agent shall have received counterparts of this Amendment signed on behalf of the Borrowers and the Required Revolving Lenders voting as a separate Class and the Required Term Lenders voting as a separate Class and a counterpart of the Ratification of Guarantee attached hereto signed on behalf of NAC International Inc., as Guarantor (which counterparts may be delivered by telecopy or electronic transmission of a pdf of a signed signature page to this Amendment or such Ratification of Guarantee, as applicable).

(b) First Amendment Fee Letter:  The Borrowers shall have executed and delivered to the Administrative Agent a fee letter, in form and substance satisfactory to the Administrative Agent, which fee letter shall provide for the payment by the Borrowers to the Administrative Agent on July 15, 2012 of the first amendment fee described in such fee letter, which first amendment fee shall be shared ratably by those Lenders that have timely approved and executed this Amendment.

(c)           Other Documents:  The Administrative Agent shall have received such other documents from the Credit Parties as the Administrative Agent shall reasonably request in connection herewith prior to the execution of this Amendment by the Borrowers, all of which shall be satisfactory in form and substance to the Administrative Agent.

5. Miscellaneous.

(a) The Borrowers, the Lenders and the Administrative Agent hereby ratify and confirm the terms and provisions of the Credit Agreement and the other Financing Documents and agree that, except to the extent specifically amended hereby, the Credit Agreement, the other Financing Documents and all related documents shall remain in full force and effect.  Nothing contained herein shall constitute a waiver of any provision of the Financing Documents.

(b) The Borrowers agree to pay all reasonable and documented expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated thereby.

(c) The Borrowers agree to provide the Administrative Agent with such updates, reports and certifications as the Administrative Agent may from time to time reasonably request regarding (i) the Borrowers’ compliance with and satisfaction of all milestones and conditions required to be complied with or satisfied by the Borrowers under the definitive binding documentation relating to the ACP Grant (the “ACP Grant Milestones and Conditions”) and (ii) the status of all requisite governmental approvals necessary for the funding by the DOE or any other Governmental Authority of ACP Grant Proceeds.  The Borrowers agree to immediately notify the Administrative Agent if (A) the Borrowers fail to comply with or satisfy any ACP Grant Milestones and Conditions, (B) the DOE notifies the Borrowers that they have failed to comply with or satisfy any ACP Grant Milestones and Conditions, (C) the DOE notifies the Borrowers that they are in default of any of their obligations under the definitive binding documentation relating to the ACP Grant, or (D) the Borrowers become aware that the DOE or any other Governmental Authority has made a determination to terminate or delay the funding of any ACP Grant Proceeds.

(d) This Amendment may be executed in any number of counterparts (including by way of facsimile transmission), each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(e) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[The remainder of this page is intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWERS:

USEC INC.

By: /s/ Stephen S. Greene

Name: Stephen S. Greene

Title:   Vice President and Treasurer

UNITED STATES ENRICHMENT CORPORATION

By: /s/ Stephen S. Greene

Name: Stephen S. Greene

Title:  Vice President and Treasurer

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., as Administrative and Collateral Agent

By: /s/ Dan Bueno

Name: Dan Bueno

Title:  Vice President

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A., as Revolving Lender

By: /s/ Dan Bueno

Name: Dan Bueno

Title:  Vice President

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

WELLS FARGO CAPITAL FINANCE, LLC, as Revolving Lender

By: /s/ Grant Murdock

Name: Grant Murdock

Title:  Authorized Signatory

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

ALLY COMMERCIAL FINANCE LLC, as Revolving Lender

By: /s/ W. Wakefield Smith

Name: W. Wakefield Smith

Title: Senior Director

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

FIRST NIAGARA FINANCE, INC. a wholly-owned subsidiary of First Niagara Bank, N.A., as Revolving Lender

By: /s/ Michael Schwartz

Name:  Michael Schwartz

Title:  Vice President

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

JPMORGAN CHASE BANK, N.A., as Term Lender

By: /s/ Dan Bueno

Name:  Dan Bueno

Title:  Vice President

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

 LENDERS:

HIGHBRIDGE SENIOR LOAN HOLDINGS, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

HIGHBRIDGE PRINCIPAL STRATEGIES-SENIOR LOAN FUND II, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

LENDERS:

HIGHBRIDGE SENIOR LOAN SECTOR A INVESTMENT FUND, L.P., as Term Lender

By:  Highbridge Principal Strategies, LLC, its Investment Manager

By: /s/ Kevin Griffin

Name:  Kevin Griffin

Title:  Managing Director

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

CONTINENTAL CASUALTY COMPANY, as Term Lender

By: /s/ Edward J. Lavin

Name:  Edward J. Lavin

Title:  Vice President

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

LENDERS:

UNITED INSURANCE COMPANY OF AMERICA, as Term Lender

By: /s/ John Boschelli

Name:  John Boschelli

Title:  Assistant Treasurer

[Signature Pages to First Amendment to Fourth Amended and Restated Credit Agreement]

RATIFICATION OF GUARANTEE

The undersigned Guarantor hereby acknowledges and consents to the foregoing First Amendment to Fourth Amended and Restated Credit Agreement (the “First Amendment”) among USEC Inc. (“Holdings”), United States Enrichment Corporation (together with Holdings, the “Borrowers”), those Lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Administrative Agent”), confirms that the obligations of the Borrowers under the Credit Agreement (as such term is defined in the First Amendment) constitute “Guaranteed Obligations” guarantied by and entitled to the benefits of the Fourth Amended and Restated Guarantee dated as of March 13, 2012 executed and delivered by the Guarantor (the “Guarantee”), agrees that the Guarantee remains in full force and effect and ratifies and confirms all of its obligations thereunder.  Capitalized terms used but not otherwise defined herein shall have the meanings attributed to them in the Guarantee.

GUARANTOR:

NAC INTERNATIONAL INC.

By: /s/ Kent S. Cole
Name:  Kent S. Cole
Title: President